Third Quarter of Fiscal 2025

March 31, 2025

PROV NASDAQ LISTED

myprovident.com

PROVIDENT

Provident Financial Holdings, Inc.

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements as they are subject to various risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company.

There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to: adverse economic conditions in our local market areas or other markets where we have lending relationships; effects of employment levels, labor shortages, inflation, a recession or slowed economic growth; changes in the interest rate environment, including the increases and decreases in the Board of Governors of the Federal Reserve Board (the "Federal Reserve") benchmark rate and the duration of such levels, which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; the impact of inflation and the Federal Reserve monetary policy; the effects of any Federal government shutdown; credit risks of lending activities, including loan delinquencies, write-offs, changes in our allowance for credit losses ("ACL"), and provision for credit losses; increased competitive pressures, including repricing and competitors' pricing initiatives, and their impact on our market position, loan, and deposit products; quality and composition of our securities portfolio and the impact of adverse changes in the securities markets; fluctuations in deposits; secondary market conditions for loans and our ability to sell loans in the secondary market; liquidity issues, including our ability to borrow funds or raise additional capital, if necessary; expectations regarding key growth initiatives and strategic priorities; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; results of examinations of us by regulatory authorities, which may the possibility that any such regulatory authority may, among other things, institute a formal or informal enforcement action against us or our bank subsidiary which could require us to increase our ACL, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits or impose additional requirements or restrictions on us, any of which could adversely affect our liquidity and earnings; legislative and regulatory changes, including changes in banking, securities and tax law, in regulatory policies and principles, or the interpretation of regulatory capital or other rules; use of estimates in determining the fair value of assets, which may prove incorrect; disruptions or security breaches, or other adverse events, failures or interruptions in or attacks on our information technology systems or on our third-party vendors; the potential for new or increased tariffs, trade restrictions or geopolitical tensions that could affect economic activity or specific industry sectors; staffing fluctuations in response to product demand or corporate implementation strategies; our ability to pay dividends on our common stock; environmental, social and governance goals; effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, civil unrest and other external events; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other reports filed with and furnished to the Securities and Exchange Commission ("SEC"), which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov.

We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2025 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Market Highlights

Provident Financial Holdings, Inc.

Nasdaq GS:	PROV
Share Price:	$14.59
52-Week Range:	$12.01 - $16.70
Shares Outstanding:	6,653,822 shares
Market Capitalization:	$97.1 million
P/E (ttm):	15.20x
Diluted EPS (ttm):	$0.96
Annual Dividend & Yield:	$0.56 (3.84%)

As of March 31, 2025

Franchise Overview



San Bernardino
Ontario
Chino
Redlands
San Bernardino National Forest
Moreno Valley
Corona
Beaumont
Morongo Valley
Yucca Valley
Sunfair
Twentynine Palms
Wilderness Area
Old Dale
Sablon
Rice
Vidal
Poston
Desert Hot Springs
Sky Valley
Palm Springs
Cathedral City
Palm Desert
Indio
Coachella
Joshua Tree National Park
Eagle Mountain
Midland
Inca
Desert Center
Chiriaco Summit
Mesa Verde
Blythe
Ripley
Palo Verde
Cibola
Paymaster Landing
Menifee
Hemet
Mission Viejo
Murrieta
Temecula
Anza
North Shore
San Clemente
Palomar Mountain
Desert Shores
Salton Sea
Salton City
Mundo
Niland
Estelle
Warner Springs
Borrego Springs
Ocotillo Wells SVRA
Valley Center
Oceanside
Vista
Carlsbad

Largest independent community bank headquartered in Riverside County, California

Expanding customer base and market

11th largest deposit market share in Riverside County; 2nd largest deposit market share of community banks

Provident Bank Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance

Developments (sequential quarter)

- ✓ Net Income increased approximately 113%
- ✓ Pre-Provision, Pre-Tax Income increased approximately 25%
- ✓ Net Interest Margin increased 11 basis points to 3.02%
- ✓ Net Interest Income increased approximately 5%
- ✓ Non-Interest Income increased approximately 7%
- ✓ Operating Expenses increased due to approximately $266,000 of non-recurring or intermittent expenses

Net Interest Income



Q3FY25 $9.2
Q2FY25 $8.8
Q1FY25 $8.6
Q4FY24 $8.5
Q3FY24 $8.6
Q2FY24 $8.8
In Millions
$5.0 $6.0 $7.0 $8.0 $9.0 $10.0

Non-Interest Income



$1.5
$1.0
$0.5
In Millions
$0.9 $0.8 $1.5 $0.9 $0.8 $0.9
Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25

Operating Expenses



$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
In Millions
$7.3 $7.2 $7.2 $7.5 $7.8 $7.9
Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance

Pre-Provision, Pre-Tax Income



$4.0
$3.0
$2.0
$1.0
$0.0
In Millions
$2.3
$2.2
$2.7
$2.0
$1.8
$2.3
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25

Pre-Tax Income



$4.0
$3.0
$2.0
$1.0
$0.0
In Millions
$3.0
$2.1
$2.8
$2.7
$1.2
$2.7
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25

Quarterly Net Income



$3.0
$2.0
$1.0
$0.0
In Millions
$2.1
$1.5
$2.0
$1.9
$0.9
$1.9
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25

Diluted Earnings Per Share



$0.50
$0.25
$0.00
$0.31
$0.22
$0.28
$0.28
$0.13
$0.28
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25

PROVIDENT
Provident Financial Holdings, Inc.

Financial Ratios

Net Interest Margin


3.50%
3.00%
2.50%
2.00%
2.78%
2.74%
2.74%
2.84%
2.91%
3.02%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25

Efficiency Ratio


90.00%
85.00%
80.00%
75.00%
70.00%
65.00%
60.00%
76.11%
76.20%
72.30%
79.06%
81.15%
77.64%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25

Return on Average Assets


1.00%
0.50%
0.00%
0.66%
0.47%
0.62%
0.61%
0.28%
0.59%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25

Return on Average Equity


10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
6.56%
4.57%
5.96%
5.78%
2.66%
5.71%
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25

PROVIDENT
Provident Financial Holdings, Inc.

Balances & Activity

Developments (sequential quarter)

- ✓ Loans Held for Investment balance increased and the yield was unchanged at March 31, 2025
- ✓ Total Deposits balance increased approximately 4% and the cost increased eight basis points at March 31, 2025
- ✓ Total Borrowings balance decreased approximately 12% and the cost increased nine basis points at March 31, 2025

Loan to Investment Mix



In Millions
03/31/25 $1,059 $115 $1,174
12/31/24 $1,054 $121 $1,175
09/30/24 $1,049 $126 $1,175
06/30/24 $1,053 $132 $1,185
03/31/24 $1,066 $138 $1,204
12/31/23 $1,076 $144 $1,220
Quarter Ended
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



Muti-Family
Single-Family
Commercial Real Estate
$600
$500
$400
$300
$200
$100
$0
In Millions
$522 $517 $518 $524 $533 $545
$459 $457 $445 $436 $434 $430
$89 $83 $83 $81 $78 $75
12/31/23 03/31/24 06/30/24 09/30/24 12/31/24 03/31/25

Portfolio Loan Originations and Purchases



$100
$80
$60
$40
$20
$0
In Millions
$20 $18 $19 $29 $36 $28
Q2FY24 Q3FY24 Q4FY24 Q1FY25 Q2FY25 Q3FY25

PROVIDENT
Provident Financial Holdings, Inc.

Balances & Activity

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 03/31/25	Interest Rate	Balance as of 03/31/24	Interest Rate
Single-Family	$ 545,377	4.66%	$ 517,039	4.39%
Multi-Family	429,547	5.47%	457,401	5.14%
Commercial Real Estate	75,349	6.63%	83,136	6.36%
Construction	837	11.00%	2,745	8.81%
Other	89	5.25%	99	5.25%
Commercial Business	4,255	9.52%	2,835	9.79%
Consumer	52	17.50%	60	18.50%
Total Loans Held for Investment	$ 1,055,506	5.15%	$ 1,063,315	4.89%
Advance Payments of Escrows	519		371	
Deferred Loan Costs, net	9,532		9,183	
Allowance for Credit Losses	(6,577)		(7,108)	
Total Loans Held for Investment, net	$ 1,058,980		$ 1,065,761	



Other 0%
Construction 0%
Consumer 0%
Commercial Real Estate 7%
Commercial Business 0%
Multi-Family 41%
Single-Family 52%

Loan Composition as of 03/31/25

Balances & Activity

Deposits and Borrowings



$243
$235
$239
$250
$246
$216
$254
$266
$274
$264
$275
$310
$658
$642
$614
$600
$593
$591
In Millions
12/31/23
03/31/24
06/30/24
09/30/24
12/31/24
03/31/25
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 03/31/2025		Rate	At 03/31/2024		Rate
Checking Accounts - Non Interest-Bearing	$	89,103	- %	$	91,708	- %
Checking Accounts - Interest-Bearing		248,392	0.04%		275,920	0.04%
Savings Accounts		232,308	0.24%		247,847	0.17%
Money Market Accounts		21,640	0.18%		26,715	0.41%
Time Deposits		309,876	3.57%		265,932	3.89%
Total Deposits [1,2]	$	901,319	1.30%	$	908,122	1.21%
Brokered CDs Included in time deposits above	$	129,770	4.34%	$	130,900	5.19%

(1) Includes uninsured deposits of approximately $176.9 million (of which, $57.3 million are collateralized) and $136.4 million (of which, $9.2 million are collateralized) at March 31, 2025 and 2024, respectively.

(2) The average balance of deposit accounts was approximately $37 thousand and $34 thousand at March 31, 2025 and 2024, respectively.

Deposit Composition at 03/31/25



Money Market Accounts
2%
Time Deposits
34%
Savings
Accounts
26%
Checking Accounts -
Interest-Bearing
28%
Checking Accounts -
Non Interest-Bearing
10%

Borrowings Maturity Schedule

Category (Dollars In Thousands)	At 03/31/2025		Rate	At 03/31/2024		Rate
Overnight	$	20,000	4.65%	$	-	-
Three Months or Less		22,500	4.17%		59,500	5.28%
Over Three to Six Months		5,000	5.33%		33,000	5.34%
Over Six to Twelve Months		108,000	4.65%		70,000	4.51%
Over One to Two Years		45,000	4.66%		42,500	4.62%
Over Two to Three Years		80	4.50%		15,000	4.87%
Over Three to Four Years		15,000	4.41%		-	-
Over Four to Five Years		-	-		15,000	4.41%
Over Five Years		-	-		-	-
Total Borrowings [1]	$	215,580	4.60%	$	235,000	4.86%

(1) The Bank had approximately $269.8 million and $269.2 million of remaining borrowing capacity at the FHLB – San Francisco, approximately $151.0 million and $172.7 million of borrowing capacity at the Federal Reserve Bank of San Francisco and $50.0 million and $50.0 million of borrowing capacity with its correspondent bank at March 31, 2025 and 2024, respectively.

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Developments

- ✓ Non-Performing Assets to Total Assets Ratio decreased to 0.11% at March 31, 2025 from 0.20% at December 31, 2024 (sequential quarter)
- ✓ $391,000 Recovery of Credit Losses in the quarter ended March 31, 2025
- ✓ No REO
- ✓ Early-Stage Delinquencies remain at very low levels

NPA, NPA to Total Assets Ratio and ACL to LHI Ratio



$2,800
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
In Thousands
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%

	12/31/23	03/31/24	06/30/24	09/30/24	12/31/24	03/31/25
Non-Performing Assets	$1,750	$2,246	$2,596	$2,106	$2,530	$1,395
NPA to Total Assets	0.13%	0.17%	0.20%	0.17%	0.20%	0.11%
ACL to LHI	0.65%	0.67%	0.67%	0.61%	0.66%	0.62%

Provision for (Recovery of) Credit Losses



$750
$500
$250
$-
$(250)
$(500)
$(750)
$(1,000)
In Thousands
$(720)
$124
$(12)
$(697)
$586
$(391)
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25

Non-Performing Asset Composition 03/31/25



Other
0%
Construction
0%
Commercial Business
0%
Commercial Real Estate
0%
Real Estate Owned
0%
Multi-Family
34%
Single-Family
66%

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Allowance for Credit Losses (ACL)



$10,000
$8,000
$6,000
$4,000
$2,000
$0
In Thousands
$7,000
$7,108
$7,065
$6,329
$6,956
$6,577
12/31/23
03/31/24
06/30/24
09/30/24
12/31/24
03/31/25

ACL Allocation as of 03/31/25



Commercial Real Estate 1%
Construction 0%
Commercial Business 1%
Multi-Family 10%
Consumer 0%
Other 0%
Single-Family 88%

Delinquent and Non-Performing Loans

	At March 31, 2025				At March 31, 2024			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	1	$ 198	7	$ 925	1	$ 386	9	$ 2,246
Multi-Family	-	-	1	470	-	-	-	-
Commercial Real Estate	-	-	-	-	-	-	-	-
Construction	-	-	-	-	-	-	-	-
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	-	-	-	-	-	-
Consumer Loans	-	-	-	-	-	-	-	-
Total	1	$ 198	8	$ 1,395	1	$ 386	9	$ 2,246

Net Charge-Offs (Recoveries)



$1
$0
($1)
($2)
($3)
In Thousands
$0
$0
$0
$0
$0
$0
Q2FY24
Q3FY24
Q4FY24
Q1FY25
Q2FY25
Q3FY25

Asset Quality

Geographic Location

Loan Category	Inland Empire[1]		Southern California[2]		Other California		Other States		Total	
(Dollars in Thousands)	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$ 144,639	27%	$ 182,022	33%	$ 218,486	40%	$ 230	0%	$ 545,377	100%
Multi-Family	51,952	12%	250,513	58%	127,082	30%	-	0%	429,547	100%
Commercial Real Estate	13,360	18%	41,022	54%	20,967	28%	-	0%	75,349	100%
Construction	-	0%	837	100%	-	0%	-	0%	837	100%
Other	-	0%	89	100%	-	0%	-	0%	89	100%
Total	$ 209,951	20%	$ 474,483	45%	$ 366,535	35%	$ 230	0%	$ 1,051,199	100%


Geographic Location 03/31/25
Other States
0%
Other California
35%
Inland Empire (1)
20%
Southern California(2)
45%

(1) Comprised of Riverside and San Bernardino counties.

(2) Other than Inland Empire.

PROVIDENT Provident Financial Holdings, Inc.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2017 & Prior	2018	2019	2020	2021	2022	2023	2024	YTD2025	TOTAL
Loan Balance (In Thousands)	$34,833	$6,416	$6,798	$17,048	$144,254	$198,652	$53,196	$61,169	$22,148	$544,514
Weighted Avg. LTV (1)	45%	60%	58%	58%	60%	67%	72%	62%	66%	63%
Weighted Avg. Age (In Years)	15.15	6.81	5.82	4.63	3.72	2.72	1.96	0.56	0.12	3.50
Weighted Avg. FICO (2)	736	738	753	754	764	766	768	781	762	764
Number of Loans	168	17	12	27	203	296	66	73	23	885
Geographic Breakdown (%)										
Inland Empire (3)	31%	42%	26%	20%	39%	26%	16%	10%	10%	27%
Southern California (4)	53%	44%	62%	37%	18%	33%	44%	37%	51%	33%
Other California (5)	15%	14%	12%	43%	43%	41%	40%	53%	39%	40%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value
(2) At time of loan origination
(3) Riverside and San Bernardino counties
(4) Other than Inland Empire
(5) Other than Inland Empire and Southern California

Multi-Family – Loans Held for Investment

	Year of Origination									
	2017 & Prior	2018	2019	2020	2021	2022	2023	2024	YTD2025	TOTAL
Loan Balance (In Thousands)	$96,696	$24,969	$36,681	$59,066	$84,930	$73,865	$27,332	$21,925	$4,063	$429,547
Weighted Avg. LTV (1)	38%	47%	42%	47%	46%	45%	35%	40%	52%	43%
W. Avg. Debt Coverage Ratio (2)	1.79x	1.39x	1.64x	1.56x	1.77x	1.58x	1.85x	1.68x	1.39x	1.68x
Weighted Avg. Age (In Years)	10.12	6.76	5.79	4.81	3.77	2.81	1.81	0.73	0.14	5.21
Weighted Avg. FICO (2)	754	746	760	760	760	761	758	755	784	758
Number of Loans	189	30	48	66	107	92	35	29	5	601
Geographic Breakdown (%)										
Inland Empire (3)	16%	16%	12%	17%	14%	7%	0%	7%	0%	12%
Southern California (4)	53%	68%	72%	65%	49%	62%	60%	47%	84%	58%
Other California (5)	31%	16%	16%	18%	37%	31%	40%	46%	16%	30%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value
(2) At time of loan origination
(3) Riverside and San Bernardino counties
(4) Other than Inland Empire
(5) Other than Inland Empire and Southern California

Commercial RE – Loans Held for Investment

	Year of Origination									
	2017 & Prior	2018	2019	2020	2021	2022	2023	2024	YTD2025	TOTAL (6) (7)
Loan Balance (In Thousands)	$16,400	$3,094	$5,905	$3,507	$3,924	$22,887	$13,067	$5,430	$1,135	$75,349
Weighted Avg. LTV (1)	38%	46%	39%	33%	41%	37%	34%	30%	30%	36%
W. Avg. Debt Coverage Ratio (2)	1.75x	1.56x	1.40x	1.83x	1.89x	1.70x	1.78x	3.04x	1.26x	1.80x
Weighted Avg. Age (In Years)	9.44	6.64	5.63	4.89	3.60	2.74	1.72	0.85	0.06	4.38
Weighted Avg. FICO (2)	764	743	766	726	767	774	776	769	788	768
Number of Loans	22	6	7	5	5	27	18	9	2	101
Geographic Breakdown (%)										
Inland Empire (3)	33%	14%	30%	12%	25%	10%	9%	18%	0%	18%
Southern California (4)	50%	78%	46%	59%	39%	55%	59%	59%	43%	54%
Other California (5)	17%	8%	24%	29%	36%	35%	32%	23%	57%	28%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value
(2) At time of loan origination
(3) Riverside and San Bernardino counties
(4) Other than Inland Empire
(5) Other than Inland Empire and Southern California
(6) Comprised of the following: $25.7 million in Office, $14.8 million in Mixed Use ($6.5 million in Office/Retail, $5.3 million in Multi-Family/Retail, $743 thousand in Multi-Family/Commercial, $671 thousand in Multi-Family/Office and $1.6 million in Other Mixed Use), $10.5 million in Warehouse, $8.8 million in Retail, $7.0 million in Medical/Dental Office, $6.8 million in Mobile Home Park, $1.2 million in Restaurant/Fast Food, $573 thousand in Automotive – Non-Gasoline
(7) Consisting of $64.8 million or 86.0% in investment properties and $10.5 million or 14.0% in owner occupied properties

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Bank Capital Ratios

Tier 1 Leverage Ratio



10.20%
10.00%
9.80%
9.60%
9.40%
9.20%
9.00%

	12/31/23	03/31/24	06/30/24	09/30/24	12/31/24	03/31/25
Tier 1 Leverage Ratio	9.48%	9.70%	10.02%	9.63%	9.81%	9.85%

CET1 Ratio



20.00%
19.00%
18.00%
17.00%
16.00%
15.00%

	12/31/23	03/31/24	06/30/24	09/30/24	12/31/24	03/31/25
CET1 Ratio	18.20%	18.77%	19.29%	18.36%	18.60%	19.01%

Tier 1 Risk-Based Capital Ratio



19.40%
19.20%
19.00%
18.80%
18.60%
18.40%
18.20%
18.00%
17.80%
17.60%

	12/31/23	03/31/24	06/30/24	09/30/24	12/31/24	03/31/25
Tier 1 Risk-Based Capital Ratio	18.20%	18.77%	19.29%	18.36%	18.60%	19.01%

Total Risk-Based Capital Ratio



22.00%
21.00%
20.00%
19.00%
18.00%
17.00%
16.00%
15.00%

	12/31/23	03/31/24	06/30/24	09/30/24	12/31/24	03/31/25
Total Risk-Based Capital Ratio	19.24%	19.85%	20.38%	19.35%	19.67%	20.03%

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- ✓ Strong Capital Ratios
- ✓ 3.84% Cash dividend yield (approximately)
- ✓ Purchased approximately 52,000 shares of common stock in the third quarter of fiscal 2025

Value Proposition



Stock Price to Tangible Book Value Multiple
1.20x
1.10x
1.00x
0.90x
0.80x
0.70x
0.60x

	06/30/23	09/30/23	12/31/23	03/31/24	06/30/24	09/30/24	12/31/24	03/31/25
Price/TBV	0.69x	0.71x	0.68x	0.71x	0.66x	0.75x	0.83x	0.75x

Stock Repurchase Plan Activity



Q3FY 25
51,869
Q2FY 25
63,556
Q1FY 25
93,641
Q4FY 24
48,476
Q3FY 24
50,051
Q2FY 24
62,710
# of shares -
20,000
40,000
60,000
80,000
100,000